Due from brokers	12 Months Ended
Dec. 31, 2020
Due to and from Broker-Dealers and Clearing Organizations [Abstract]
Due from/to brokers
7. Due from brokers
During the year ended December 31, 2020, the Company expanded its fixed income portfolio by investing in structured credit and corporate credit securities such as corporate bonds and bank debt. The Company has also hedged part of the interest rate risk underlying these securities by purchasing short positions in long duration U.S. Treasuries.
The Company holds substantially all of its fixed income investments through prime brokers pursuant to agreements between the Company and each prime broker. The brokerage arrangements differ from broker to broker, but generally cash and investments in securities are available as collateral against investments in securities sold, not yet purchased, if required.
As of December 31, 2020, the Company’s due from brokers were comprised of the following:

2020
Due from brokers
Cash held at brokers	$94,902
$94,902
Margin debt balances were collateralized by cash held by the broker and certain of the Company’s securities. Margin interest was paid either at the daily broker call rate or based on London Inter-bank Offered Rate. Amounts are borrowed through committed facilities with terms of up to 90 days, secured by assets of the Company held by the prime broker, and incur interest based on the Company’s negotiated rates. This interest expense is reflected in other net investment income (loss) in the consolidated statements of income (loss).